Exhibit 10.18

SUBSCRIPTION AGREEMENT

in connection with

PLASTIC2OIL, INC.

12% Secured Promissory Notes

(together with Warrants to Purchase shares of Common Stock)

November 19, 2014

SUBSCRIPTION AGREEMENT

This Subscription Agreement (the “Agreement”), is executed by the undersigned (the “Subscriber”) in connection with the offering (the “Offering”) by Plastic2Oil, Inc., a Nevada corporation (the “Company”), of five-year 12% Secured Promissory Notes (the “Notes”) and Warrants (the “Warrants”) to purchase shares of Common Stock, par value $.001 per share, of the Company (the “Shares”) (the Notes and the Warrants are collectively referred to as the “Offered Securities” and the Offered Securities and the Shares issuable upon the exercise of the Warrants are collectively referred to herein as the “Securities”). For every $100,000 principal amount of Notes purchased, the Subscriber shall receive Warrants to purchase 100,000 shares of Common Stock. The Notes shall be substantially in the form attached hereto as Exhibit A. The Warrants shall be substantially in the form attached hereto as Exhibit B. The obligations under the Note will be secured pursuant to a Security Agreement substantially in the form attached hereto as Exhibit C.

SECTION 1

Section 1.1	Subscription. The Subscriber, intending to be legally bound, hereby irrevocably subscribes for and agrees to purchase the principal amount of Notes indicated on Page 10 hereof, on the terms and conditions described herein.

Section 1.2	Purchase. The Subscriber understands and acknowledges that the purchase price to be remitted to the Company in exchange for the Offered Securities shall be equal to the principal amount of Notes purchased.

Section 1.3	Payment for Purchase. PAYMENT FOR THE SECURITIES SHALL BE BY WIRE TRANSFER OR CHECK PAYABLE TO: “PLASTIC2OIL” and delivered to the Company, together with an original executed copy of this Agreement. Wire transfer instructions are available upon request from Mr. Rahoul Banerjea at (716) 278-0015; Extension 257.

Section 1.4	Closings. The Company may schedule any number of closings to consummate the sale and issuance of the Notes subscribed for by the Investors in connection with the Offering (the “Closing”).

SECTION 2

Section 2.1	Acceptance or Rejection.

(a)	The Subscriber understands and agrees that the Company reserves the right to reject this subscription for the Offered Securities in whole or in part in any order, if, in its reasonable judgment, it deems such action in the best interest of the Company, notwithstanding prior receipt by the Subscriber of notice of acceptance of the Subscriber’s subscription.

(b)	In the event of rejection of this subscription, or in the event the sale of the Offered Securities is not consummated by the Company for any reason (in which event this Agreement shall be deemed to be rejected), this Agreement and any other agreement entered into between the Subscriber and the Company relating to this subscription shall thereafter have no force or effect and the Company shall promptly return or cause to be returned to the Subscriber the purchase price remitted to the Company by the Subscriber in exchange for the Offered Securities.

SECTION 3

Section 3.1	Subscriber Representations and Warranties. The Subscriber hereby acknowledges, represents and warrants to, and agrees with, the Company and its affiliates as follows:

(a)	The Subscriber is acquiring the Offered Securities for the Subscriber’s own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part and no other person has a direct or indirect beneficial interest in such Offered Securities. Further, the Subscriber does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

(b)	The Subscriber acknowledges the Subscriber’s understanding that the offering and sale of the Offered Securities is intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) by virtue of Section 4(a)(2) of the Securities Act, the provisions of Rule 506 of Regulation D promulgated under the Securities Act (“Regulation D”) and Regulation S promulgated under the Securities Act (“Regulation S”). In furtherance thereof, the Subscriber represents and warrants to and agrees with the Company and its affiliates as follows:

(i)	The Subscriber realizes that the basis for the foregoing exemptions may not be present, if, notwithstanding such representations, the Subscriber has in mind merely acquiring Securities for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The Subscriber does not have any such intentions;

(ii)	The Subscriber has the financial ability to bear the economic risk of the Subscriber’s investment, has adequate means for providing for the Subscriber’s current needs and personal contingencies and has no need for liquidity with respect to the Subscriber’s investment in the Company; and

(iii)	The Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment. If other than an individual, the Subscriber also represents it has not been organized for the purpose of acquiring the Offered Securities.

(c)	The Subscriber represents and warrants to the Company as follows:

(i)	The Subscriber has been given the opportunity for a reasonable time prior to the date hereof to ask questions of, and receive answers from the Company or its representatives concerning the terms and conditions of the Offering, and other matters pertaining to this investment, and has been given the opportunity for a reasonable time prior to the date hereof to obtain such additional information in connection with the Company in order for the Subscriber to evaluate the merits and risks of purchase of the Offered Securities, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense; and

(ii)	The Subscriber has not been furnished with any oral representation or oral information in connection with the offering of the Offered Securities; and

(iii)	The Subscriber has determined that the Offered Securities are a suitable investment for the Subscriber and that at this time the Subscriber could bear a complete loss of the Subscriber’s investment; and

(iv)	The Subscriber is not relying on the Company, or its affiliates with respect to economic considerations involved in this investment; and

(v)	The Subscriber realizes that it may not be able to resell readily any of the Securities purchased hereunder because (A) there may only be a limited public market for any Securities and (B) none of the Securities have been registered under the “blue sky” laws; and

(vi)	The Subscriber understands that the Company has the absolute right to refuse to consent to the transfer or assignment of the Securities if such transfer or assignment does not comply with applicable state and federal securities laws; and

(vii)	No representations or warranties have been made to the Subscriber by the Company, or any officer, employee, agent, affiliate or subsidiary of any of it, other than the representations of the Company in this Agreement; and

(viii)	Any information which the Subscriber has heretofore furnished to the Company with respect to the Subscriber’s financial position and business experience is correct and complete as of the date of this Agreement and if there should be any material change in such information the Subscriber will immediately furnish such revised or corrected information to the Company; and

(ix)	The Subscriber has received and reviewed the Company’s Confidential Private Placement Memorandum dated as of August 9, 2013, as amended, and has had access to the reports of the Company filed pursuant to the Securities Exchange Act of 1934, as amended; and

(x)	The foregoing representations, warranties and agreements shall survive the sale of the Securities and acceptance by the Company of the Subscriber’s subscription.

SECTION 4

The Company represents and warrants to the Subscriber as follows:

Section 4.1	Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the business or properties of the Company and its subsidiaries taken as a whole.

Section 4.2	Authorization. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and the authorization, issuance (or reservation for issuance) and delivery of the Securities being sold hereunder have been taken, and this Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms.

Section 4.3	Valid Issuance of Securities. The Securities, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be validly issued, and, based in part upon the representations of the Subscriber in this Agreement, will be issued in compliance with all applicable U.S. federal and state securities laws.

Section 4.4	No Conflicts. The execution and delivery of this Agreement and the consummation of the issuance of the Securities and the transactions contemplated by this Agreement do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, the certificate of incorporation or bylaws of the Company, or any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, or any existing applicable decree, judgment or order of any court, Federal or State regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any of its properties or assets.

Section 4.5	Compliance with Laws. As of the date hereof, the conduct of the business of the Company complies in all material respects with all material statutes, laws, regulations, ordinances, rules, judgments, orders or decrees applicable thereto. The Company shall comply with all applicable securities laws with respect to the sale of the Securities.

SECTION 5 (CANADIAN SECURITIES REQUIREMENTS)

If the Subscriber is a resident of Alberta, Ontario or British Columbia, such Subscriber’s subscription for Offered Securities is subject to the terms and conditions of this Section 5.

Section 5.1	Offering Exemption.

If the Subscriber is a resident of Alberta, Ontario or British Columbia, the sale of the Offered Securities by the Company to the Subscriber is conditional upon such sale being exempt from the requirements as to the filing of a prospectus and as to the preparation of an offering memorandum contained in any statute, regulation, instrument, rule or policy applicable to the sale of the Offered Securities or upon the issue of such orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus or delivering an offering memorandum.

Section 5.2 Representations and Warranties.

By the Subscriber’s acceptance of this Agreement, the Subscriber represents and warrants to the Company (which representations and warranties shall survive the Closing) that:

●	the Subscriber is a resident of Alberta, Ontario or British Columbia and the Subscriber complies with one of the following:

(i) the Subscriber is purchasing as principal or is deemed to be purchasing as principal in accordance with applicable Canadian securities legislation and meets the definition of “accredited Subscriber” as such term is defined under NI 45-106 and has completed and signed the Subscriber questionnaire set forth on Annex B; or

(ii) the Subscriber is purchasing as principal and has purchased that number of Offered Securities having an acquisition cost to the Subscriber of not less than $150,000 to be paid in cash on the date of Closing;

●	The Subscriber is not a person created or used solely to purchase or hold securities in order to comply with an exemption from the prospectus requirements of applicable Canadian securities legislation; and

●	The Subscriber and any beneficial purchaser for whom it is acting is resident in the jurisdiction set out in column (1) on Schedule I, such address was not created and is not used solely for the purpose of acquiring the Offered Securities and the Subscriber was solicited to purchase in such jurisdiction.

Section 5.3 Anti-Money Laundering.

The Subscriber represents and warrants that the funds representing the Purchase Price for the Offered Securities being subscribed for herein which will be advanced by the Subscriber to the Company hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada)(the “PCMLTFA”) and the Subscriber acknowledges that the Company may in the future be required by law to disclose the Subscriber’s name and other information relating to this Agreement and the Subscriber’s subscription hereunder, on a confidential basis, pursuant to PCMLTFA. To the best of the Subscriber’s knowledge: (a) none of the subscription funds to be provided by the Subscriber (i) have been or will be derived from or related to any activity that is deemed criminal under the laws of Canada or the United States of America or any other jurisdiction, or (ii) are being tendered on behalf of a person or entity who has not been identified to the Subscriber; and (b) it shall promptly notify the Company if the Subscriber discovers that any of such representations ceases to be true, and to provide the Company with appropriate information in connection therewith.

Section 5.4 Ontario Securities Commission Disclosure.

If the Subscriber is resident in Ontario, it acknowledges it has been notified by the Company: (i) of the delivery to the Ontario Securities Commission (the “OSC”) of the Subscriber’s personal information; (ii) that the Subscriber’s personal information is being collected indirectly by the OSC under the authority granted to it in the securities legislation; (iii) the Subscriber’s personal information is being collected for the purposes of the administration and enforcement of the securities legislation of Ontario; and (iv) the contact information of the public official in Ontario who can answer questions about the OSC’s indirect collection of personal information is, Administrative Assistant to the Director of Corporate Finance, Ontario Securities Commission, Suite 1903, Box 5520 Queen Street West, Toronto, Ontario, M5H 3S8, telephone (416) 593-8086, facsimile (416) 593-8252.

Section 5.5	Stock Legends. If the Subscriber is a resident of Alberta, Ontario or British Columbia, in addition to the securities legends set forth in Section 3.7, such Subscriber hereby agrees with the Company as follows: the certificates evidencing the Securities issued to such Subscriber, and each certificate issued in transfer thereof within the four month period after issuance of the Securities, will bear the following or similar legend:

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE LATER OF (I) [INSERT THE DISTRIBUTION DATE], AND (II) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY OF CANADA.

SECTION 6

Section 6.1	Additional Representations and Warranties of Non-U.S. Persons. Each Subscriber that is not a U.S. Person (as defined under Regulation S), severally and not jointly, further represents and warrants to the Company as follows: (i) at the time of (A) the offer by the Company and (B) the acceptance of the offer by such Person, of the Securities, such Person was outside the U.S; (ii) no offer to acquire the Securities or otherwise to participate in the transactions contemplated by this Agreement was made to such Person or its representatives inside the U.S.; (iii) such Person is not purchasing the Securities for the account or benefit of any U.S. Person, or with a view towards distribution to any U.S. Person, in violation of the registration requirements of the Securities Act; (iv) such Person will make all subsequent offers and sales of the Securities either (A) outside of the U.S. in compliance with Regulation S; (B) pursuant to a registration under the Securities Act; or (C) pursuant to an available exemption from registration under the Securities Act; (v) such Person is acquiring the Securities for such Person’s own account, for investment and not for distribution or resale to others; (vi) such Person has no present plan or intention to sell the Securities in the U.S. or to a U.S. Person at any predetermined time, has made no predetermined arrangements to sell the Securities and is not acting as an underwriter or dealer with respect to such securities or otherwise participating in the distribution of such securities; (vii) neither such Person, its Affiliates nor any Person acting on behalf of such Person, has entered into, has the intention of entering into, or will enter into any put option, short position or other similar instrument or position in the U.S. with respect to the Securities at any time after the date of Closing through the one year anniversary of the date of Closing except in compliance with the Securities Act; (viii) such Person consents to the placement of a legend on any certificate or other document evidencing the Securities as required under applicable law (ix) such Person is not acquiring the Securities in a transaction (or an element of a series of transactions) that is part of any plan or scheme to evade the registration provisions of the Securities Act.

Section 6.2	Opinion. Such Subscriber will not transfer any or all of such Subscriber’s Securities pursuant to Regulation S or absent an effective registration statement under the Securities Act and applicable state securities law covering the disposition of such Subscriber’s Securities, without first providing the Company with an opinion of counsel (which counsel and opinion are reasonably satisfactory to the Company) to the effect that such transfer will be made in compliance with Regulation S or will be exempt from the registration and the prospectus delivery requirements of the Securities Act and the registration or qualification requirements of any applicable U.S. state securities laws

SECTION 7

Section 7.1	Indemnity. The Subscriber agrees to indemnify and hold harmless the Company, its officers and directors, employees and its affiliates and each other person, if any, who controls any thereof, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or in any other document furnished by the Subscriber to any of the foregoing in connection with this transaction.

Section 7.2	Modification. Neither this Agreement nor any provisions hereof shall be waived, amended, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, amendment, modification, discharge or termination is sought.

Section 7.3	Notices. Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be in writing and shall be deemed given when (a) deposited, postage prepaid, in a United States mail letter box, registered or certified mail, return receipt requested, addressed to such address as may be given herein, or (b) delivered personally, to the other party hereto at their address set forth in this Agreement or such other address as a party hereto may request by notifying the other party hereto.

Section 7.4	Counterparts. This Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

Section 7.5	Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the Subscriber is more than one person, the obligation of the Subscriber shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

Section 7.6	Entire Agreement. The Exhibits attached hereto are hereby incorporated herein by reference. This Agreement together with the Annex and Exhibits contains the entire agreement of the parties and there are no representations, covenants or other agreements except as stated or referred to herein.

Section 7.7	Assignability. This Agreement is not transferable or assignable by the Subscriber except as may be provided herein.

Section 7.8	Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

Section 7.9	Amendments. The provisions of this Agreement may be amended at any time and from time to time, and particular provisions of this Agreement may be waived, with and only with an agreement or consent in writing signed by the Company and by the Subscribers currently holding fifty percent (50%) of the aggregate principal amount of the outstanding Notes as of the date of such amendment or waiver.

Section 7.10	Neutral Gender. The use in this Agreement of words in the male, female or neutral gender are for convenience only and shall not affect or control any provisions of this Agreement.

Section 7.11	Captions. The Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

[Subscription signature pages follow]

A.	SUBSCRIPTION:

Principal Amount of Note = $1,000,000.

B.	MANNER IN WHICH TITLE IS TO BE HELD (Please check One):

1.	[ ]	Individual	7.	[ ]	Trust/Estate/Pension or Profit Sharing Plan, and Date Opened: _______________

2.	[ ]	Joint Tenants with Rights of Survivorship	8.	[ ]	As a Custodian for ___________ ___________________________ UGMA ____________ (State)

3.	[ ]	Community Property

4.	[ ]	Tenants in Common	9.	[ ]	Married with Separate Property

5.	[ ]	Corporation/Partnership	10.	[ ]	Keogh

6.	[ ]	IRA	11.	[ ]	Tenants by the Entirety

12.	Other

C.	ACCREDITED INVESTOR REPRESENTATION:

Subscriber must complete and sign the Accredited Investor Questionnaire attached as Annex A and Annex B (for Canadian Subscribers only) to this Agreement.

D.	TITLE:

PLEASE GIVE THE EXACT AND COMPLETE NAME IN WHICH TITLE TO THE SECURITIES ARE TO BE HELD: Heddle Marine Service Inc.

____________________________________________________________________

____________________________________________________________________

IN WITNESS WHEREOF, the Subscriber has executed this Agreement on the 19th day of November, 2014.

Heddle Marine Service Inc.

Signature:	/S/ Richard Heddle	Signature:
Name:	Richard Heddle	Name:
Title:	President

Address On File with Plastic2Oil, Inc.

***DO NOT WRITE BELOW DOTTED LINE***

ACCEPTED ON BEHALF OF THE COMPANY:

PLASTIC2OIL, INC.
By:	/S/ Rahoul Banerjea	Principal Amount of Notes:	$1,000,000
Name:	Rahoul Banerjea	No. of Warrants:	1,000,000
Title:	Chief Financial Officer